Exhibit 99.1

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.

CARVE- OUTFINANCIAL STATEMENTS

The amounts are stated in thousands of U.S. dollars ($).

Independent Auditor's Report

To the Board of Directors and Shareholders of Beijer Electronics Inc.

We have audited the accompanying carve-out financial statements of the Vehicle Business of Beijer Electronics Inc.  which are comprised of the balance sheets as of December 31, 2012 and 2013, and the related statements of operations, changes in parent's equity, and cash flows for the years then ended.

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the carve-out financial statements referred to above present fairly, in all material respects, the financial position of the Vehicle Business of Beijer Electronics Inc. as of December 31, 2012 and 2013, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

We draw attention to the fact that, as described in Note 1, the Vehicle Business of Beijer Electronics Inc. has not operated as a separate entity. These carve-out financial statements are, therefore, not necessarily indicative of results that would have occurred if the Vehicle Business of Beijer Electronics Inc. had been a separate stand-alone entity for the years presented or of the future results of the Vehicle Business of Beijer Electronics Inc. Our opinion has not been modified with respect to this matter.

Tel Aviv, Israel
July 17, 2014

/s/ Ziv Haft Ziv Haft Certified Public Accountants (Isr.) BDO Member Firm

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
CARVE- OUT BALANCE SHEETS
(USD In Thousands)

	December 31, 2013	December 31, 2012

ASSETS
Current assets:
Accounts receivable	$2,900	$803
Inventories	2,314	1,305
Other accounts receivable	62	42

Total current assets	5,276	2,150

Property, and equipment, net	170	192

Total assets	$5,446	$2,342

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
CARVE- OUT BALANCE SHEETS
(USD In Thousands)

	December 31, 2013	December 31, 2012
LIABILITIES AND PARENT’S EQUITY

Trade accounts payable	$1,606	$486
Other accounts payable	956	476

Total current liabilities	2,562	962

Equity:
Parent’s equity in business	2,884	1,380

Total Liabilities and parent’s equity	$5,446	$2,342

 VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
CARVE- OUTSTATEMENTS OF OPERATIONS
(USD In Thousands)

	Year ended December 31,
	2013	2012

Revenues	$10,732	$8,038
Cost of revenues	8,890	5,233

Gross profit	1,842	2,805

Operating expenses:
Research and development	1,437	535
Selling and marketing	745	1,157
General and administrative	676	780

Total operating expenses	2,858	2,472

Income (loss) from operations	(1,016)	333

Taxes on income	-	-

Income (loss) for the year	$(1,016)	$333

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
CARVE- OUTSTATEMENTS OF CHANGES IN PARENT’S EQUITY
(USD In Thousands)

Total Equity

Balance, January 1, 2012	$2,005

Changes in parent net investment	(958)
Net income	333

Balance, December 31, 2012	$1,380

Changes in parent net investment	2,520
Net loss	(1,016)
Balance, December 31, 2013	$2,884

 VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
CARVE- OUTSTATEMENTS OF CASH FLOWS
(USD In Thousands)

	Year ended December 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(1,016)	$333

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	94	101
Changes in operating assets and liabilities
(Increase) decrease in account receivables	(2,096)	700
Increase in inventories	(1,009)	(72)
Increase in other receivables	(20)	(8)
Increase in account payables	1,734	154
Decrease in other account payables	(134)	(195)
Net cash provided by (used in) operating activities	(2,447)	1,013

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(72)	(55)
Net cash used in operating activities	(72)	(55)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net transfer (financed) to parent	2,520	(958)
Net cash provided by (used in) financing activities	2,520	(958)

NET CHANGE IN CASH AND CASH EQUIVALENTS	-	-
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	-	-
CASH AND CASH EQUIVALENTS AT END OF YEAR	$-	$-

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
NOTES TO CARVE- OUT FINANCIAL STATEMENTS

NOTE 1 - DESCRIPTION OF BUSINESS

Overview

On June 2, 2014, Micronet Enertech Technologies, Inc. through its subsidiary Micronet Ltd. completed the acquisition of certain assets and liabilities of Beijer Electronics Inc. ("Beijer" or the "Parent)" which comprise the  vehicle business and operations (the "Business" or "we" or “our”) for the  design, development, manufacturing and selling of rugged mobile computing devices that provide fleet operators and field workforces with computing solutions in challenging work environments. The Business is not a substantial portion of the Beijer entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements were prepared on a stand-alone basis derived from the financial statements and accounting records of Beijer as if the business had been operating as a stand-alone business for all periods presented. These statements have been prepared in accordance with generally accepted accounting principles in the U.S. (“ U.S. GAAP”). The assets and liabilities in the financial statements have been reflected on a historical cost basis, as included in the historical statements of financial position of Beijer.

The statement of operations  include allocations for certain functions and employees  that are provided on a centralized basis by the Parent and subsequently recorded at the business unit level, such as expenses related to mutual employee salaries, production, finance, human resources, information technology, facilities, and legal, among others. These expenses have been allocated to the business  on the basis of direct usage when identifiable, with the remainder allocated on a proportional basis of combined sales, headcount or other measures of the Business  or the Parent. Management believes the assumptions underlying the combined financial statements, including the assumptions regarding allocating general corporate expenses from the Parent, are reasonable. Nevertheless, the financial statements may not include all actual expenses that would have been incurred by the Business and may not reflect the results of operations, financial position and cash flows had it been a stand-alone business during the periods presented. Actual costs that would have been incurred if the Business had been a stand-alone business would depend on multiple factors, including organizational structure and strategic decisions made in various areas, including information technology and infrastructure.

Functional Currency

The currency of the primary economic environment in which the operations of the business are conducted is the U.S. dollar (“dollar”).

Use of Estimate

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. The combined financial statements reflect management's estimates as of the reporting date. Actual results could differ from those estimates.

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
NOTES TO CARVE- OUT FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)

Cash and Cash Equivalents

The business does not maintain any cash balances as all our cash generated or used is distributed to or contributed by our Parent, respectively.

Fair Value of Financial Instruments

The fair values of accounts receivable and accounts payable approximate their carrying values.

Revenue Recognition

Revenues from the sales of products are recognized when persuasive evidence of an arrangement exists; delivery has occurred, fee to its customer is fixed and determinable; and collection of the resulting receivable is reasonably assured. The title and risk of loss passes to the customer, delivery is occurred and acceptance is satisfied as the product leaves the business premises.

Allowance for Doubtful Accounts

The Business establishes an allowance for doubtful accounts to ensure trade and financing receivables are not overstated due to uncollectability. The allowance for doubtful accounts was based on specific receivables, as to which their collection, in the opinion of Business’s management, is in doubt. Trade receivables are charged off in the period in which they are deemed to be uncollectible.

Inventories

Inventories of raw materials are stated at the lower of cost (first-in, first-out basis) or realizable value. Cost of work in process comprises direct materials, direct production costs and an allocation of production overheads based on normal operating capacity.
The Business identifies the inventory items to be written down for obsolescence based on the item’s current sales status and condition. The Business writes down discontinued or slow moving inventories based on an estimate of the markdown to retail price needed to sell through our current stock level of the inventories.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over their estimated useful lives. Annual rates of depreciation are as follows:

Lab Equipment	10 years
Production Equipment	10 years
Office Equipment	14 years
Leasehold Improvements	6-8 years
Furniture & Fixtures	14 years

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
NOTES TO CARVE- OUT FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)

Research and Development Costs

Research and development costs are charged to the statements of operations as incurred.

Income Taxes

The income tax provision in the statements of operations has been calculated as if the Business filed separate tax returns and was operating as a stand-alone business for each period presented. Therefore, cash tax payments and items of current and deferred taxes may not be reflective of the Business’s actual tax balances prior to or subsequent to the separation. The Business's operations have historically been included in the Parent's U.S. federal and state tax returns or non-U.S. jurisdiction tax returns.

The Business accounts for income taxes in accordance with Accounting Standards Codifications (ASC) 740, Income Taxes. ASC 740 requires an asset and liability approach for financial accounting and reporting for income taxes. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Valuation allowances are established where management determines that it is more likely than not that some portion or all of a deferred tax asset will not be realized.

Because portions of the Business's operations are included in the Parent's tax returns, payments to certain tax authorities are made by the Parent, and not by the Business. The Business does not maintain taxes payable to/from the Parent and the balances are deemed to settle the annual current tax payable balances immediately with the legal tax-paying entities in the respective jurisdictions. These settlements are reflected as changes in the Parent's net investment.

Impairment of Long-Lived Assets

The Business evaluates property and equipment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. The Business assesses the recoverability of the assets based on the undiscounted future cash flow and recognizes an impairment loss when the estimated undiscounted future cash flow expected to result from the use of the asset plus the net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset. When the Business identifies an impairment, it reduces the carrying amount of the asset to its estimated fair value based on a discounted cash flow approach or, when available and appropriate, to comparable market values. During the years ended December 31, 2013, and 2012, no indicators of impairment have been identified.

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
NOTES TO CARVE- OUT FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)

Financial Instruments

1. Concentration of credit risks:

Financial instruments that have the potential to expose the Business to credit risks are trade receivables.

With respect to trade receivables, the risk is limited due to the geographic spreading, nature and size of the entities that constitute the Business’s customer base. The Business assesses the financial position of its customers prior to the engagement with them.

The Business performs ongoing credit evaluations of its customers for the purpose of determining the appropriate allowance for doubtful accounts and generally does not require collateral. An appropriate allowance for doubtful accounts is included in the accounts.

2. Fair value measurement:

The Business measures fair value and discloses fair value measurements for financial and non-financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The applicable accounting standard establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1:	Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.
Level 2:	Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.
Level 3:	Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Business utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers counterparty credit risk in its assessment of fair value.

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
NOTES TO CARVE- OUT FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)

Recent Accounting Pronouncements

In July 2013, the Financial Accounting Standards Board (“FASB”) issued guidance that requires that a non-recognized tax benefit be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. This net presentation is required unless a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date or the tax law of the jurisdiction does not require, and the entity does not intend to use, the deferred tax asset to settle any additional income tax that would result from the disallowance of the unrecognized tax benefit. This guidance is effective for fiscal years beginning after December 15, 2013, with early adoption permitted. The Business is assessing whether the adoption of this standard will have a material impact on its consolidated financial statements.

In March 2013, the FASB issued further guidance on accounting for the release of a cumulative translation adjustment into net income when a parent Business either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets and provides guidance for the acquisition in stages of a controlling interest in a foreign entity. This guidance is effective for fiscal years beginning after December 15, 2013, with early adoption permitted. The Business believes that the adoption of this standard will not have a material impact on its consolidated financial statements.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from contracts with customers (Topic 606). The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply a five step methodology:

Step 1: Identify the contract(s) with a customer.
Step 2: Identify the performance obligations in the contract.
Step 3: Determine the transaction price.
Step 4: Allocate the transaction price to the performance obligations in the contract.
Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation.

An entity should apply the amendments in this Update using one of the following two methods:

1. Retrospectively to each prior reporting period presented (along with some practical expedients), or
2. Retrospectively with the cumulative effect of initially applying this Update recognized at the date of initial application.

The amendments in this Update will be effective prospectively for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period.

Parent's Net Investment/Parent equity in the business

Parent's net investment or Parent equity in the Business includes the Parent's investment in the Business and the net amounts due to or due from the Parent. Recorded amounts reflect capital contributions and/or dividends.

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
NOTES TO CARVE- OUT FINANCIAL STATEMENTS
(USD In Thousands)

NOTE 3 - INVENTORIES

Inventories are stated at the lower of cost or market, computed using the first-in, first-out method. Inventories consist of the following:

	December 31,
	2013	2012
Raw materials	$2,281	$1,290
Work in process and finished product	232	238
Allowance for obsolescence	(199)	(223)
	$2,314	$1,305

NOTE 4- OTHER ACCOUNTS RECEIVABLE

	December 31,
	2013	2012

Miscellaneous Prepaid Expenses	$62	$34
Other Receivables	1	8
	$62	$42

NOTE 5 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following as of December 31, 2013 and 2012:

	December 31,
	2013	2012

Lab Equipment	$133	$135
Production Equipment	387	379
Office Equipment	397	367
Leasehold Improvements	138	101
Furniture & Fixtures	11	12
	1,066	994
Less accumulated depreciation	(896)	(802)
	$170	$192

Depreciation expenses totaled $94 and $101, for the years ended December 31, 2013 and 2012, respectively.

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
NOTES TO CARVE- OUT FINANCIAL STATEMENTS

NOTE 6 - OTHER ACCOUNTS PAYABLE

	December 31,
	2013	2012

Salaries & Wages Payable	$291	$337
Provision for warranty	623	8
Others	42	131
	$956	$476

NOTE 7 – COMMITMENTS AND CONTINGENCIES

The Business is subject to risks and uncertainties in the normal course of our business, including legal proceedings; governmental regulation, such as the interpretation of tax and labor laws; and consumer sensitivity to changes in general economic conditions. The Business has accrued for probable and estimatable costs that may be incurred with respect to identified risks and uncertainties based upon the facts and circumstances currently available to us. Due to uncertainties in the estimating process, actual costs could vary from those accruals.

At December 31, 2013, total minimum non-cancelable operating leases with an initial or remaining lease term of one year or more are as follows:

Year ended December 31,
2013

Fiscal 2014	$16
Fiscal 2015	17
Fiscal 2016 and thereafter	108

$141

The Business is not subject to any pending or threatened legal proceedings, nor is our property the subject of a pending or threatened legal proceeding, guarantees or collaterals. None of our directors, officers or affiliates is involved in a proceeding adverse to our business or has a material interest adverse to our business.

NOTE 8 – EQUITY

The Business is a component of Beijer and, as such, does not have separately reportable additional paid-in capital or retained earnings.